UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2023

DIGITALBRIDGE GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-37980	46-4591526
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

750 Park of Commerce Drive, Suite 210

Boca Raton, Florida 33487

(Address of Principal Executive Offices, Including Zip Code)

(561) 544-7475

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.04 par value	DBRG	New York Stock Exchange
Preferred Stock, 7.125% Series H Cumulative Redeemable, $0.01 par value	DBRG.PRH	New York Stock Exchange
Preferred Stock, 7.15% Series I Cumulative Redeemable, $0.01 par value	DBRG.PRI	New York Stock Exchange
Preferred Stock, 7.125% Series J Cumulative Redeemable, $0.01 par value	DBRG.PRJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 5, 2023, DigitalBridge Group, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “DRIP Prospectus Supplement”) to its prospectus dated April 3, 2023, which was included in the registration statement on Form S-3 (Registration No. 333-271089) filed with the SEC on April 3, 2023. The DRIP Prospectus Supplement relates to up to 500,000 shares of the Company’s Class A common stock, $0.04 par value per share (the “Common Stock”), that may be offered and sold from time to time pursuant to the Company’s Dividend Reinvestment and Direct Stock Purchase Plan. The Company’s Dividend Reinvestment and Direct Stock Purchase Plan is designed to provide the Company’s existing shareholders and interested new investors with a method of purchasing Common Stock and investing all or a percentage of their cash dividends in additional Common Stock.

An opinion of the Company’s counsel, Hogan Lovells US LLP, regarding the legality of the Common Stock covered by the DRIP Prospectus Supplement described above is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
5.1	Opinion of Hogan Lovells US LLP regarding the legality of the Common Stock

23.1	Consent of Hogan Lovells US LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 5, 2023	DIGITALBRIDGE GROUP, INC.

		By:	/s/ Jacky Wu
Jacky Wu
Executive Vice President and Chief Financial Officer